February 2, 2006


                        THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                         THE GOVERNMENT STREET BOND FUND
                         THE ALABAMA TAX FREE BOND FUND
                    (SERIES OF WILLIAMSBURG INVESTMENT TRUST)

                SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 1, 2005

     Effective January 20, 2006, Richard Mitchell resigned as a Trustee of Williamsburg Investment Trust (see listing of Trustees on the inside back cover of the Prospectus).

     Effective January 20, 2006, Kyle C. Pugh resigned his position as a Vice President of T. Leavell & Associates, Inc. (the "Adviser") and is no longer a co-portfolio manager of The Government Street Mid-Cap Fund (the "Mid-Cap Fund"). Accordingly, the disclosure in the section MANAGEMENT OF THE FUNDS -- THE GOVERNMENT STREET MID-CAP FUND on page 19 of the Prospectus is revised as follows:

The Adviser utilizes a team approach in managing the portfolio of the Mid-Cap Fund. Each of the Fund's three Portfolio Managers is responsible for the research and selection of securities within different business sectors. The Portfolio Managers of the Mid-Cap Fund and the sectors for which they are responsible:

o Thomas W. Leavell -- responsible for Consumer Discretionary and Healthcare sectors. Mr. Leavell, who has served as a Portfolio Manager of the Mid-Cap Fund since the Fund's inception, has been a principal of the Adviser since his founding of the firm in 1979. He holds a B.S. degree from Auburn University and an M.B.A. from the University of Kentucky.

o Timothy S. Healey -- responsible for Industrial, Technology and Materials sectors. Mr. Healey, who has served as a Portfolio Manager of the Mid-Cap Fund since the Fund's inception, is an Executive Vice President of the Adviser and has been a Portfolio Manager with the Adviser since 1986. He holds a B.S. degree in Finance from the University of Alabama.

o Richard E. Anthony, Jr., CFA -- responsible for Energy, Utility, Finance, Telecom and Consumer Staples sectors. Mr. Anthony is a Vice President of the Adviser and has served as a Portfolio Manager of the Mid-Cap Fund since his employment with the Adviser beginning in December 2004. From 2001 until 2004, he was an Analyst and Portfolio Manager with AmSouth Bank; and from 2000 until 2001, he was employed by Cashretriever Systems. He holds a B.S. degree in Business Administration and an M.S. in Engineering from the University of Alabama.




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                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                                GOVERNMENT STREET
                                      FUNDS

                        THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                         THE GOVERNMENT STREET BOND FUND
                         THE ALABAMA TAX FREE BOND FUND

                                 AUGUST 1, 2005
                            REVISED FEBRUARY 2, 2006

                                    SERIES OF
                          WILLIAMSBURG INVESTMENT TRUST
                          225 PICTORIA DRIVE, SUITE 450
                             CINCINNATI, OHIO 45246
                            TELEPHONE 1-866-738-1125

                                TABLE OF CONTENTS

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS ........................    2
MUNICIPAL OBLIGATIONS .....................................................    8
DESCRIPTION OF BOND RATINGS ...............................................   14
INVESTMENT LIMITATIONS ....................................................   16
TRUSTEES AND OFFICERS .....................................................   18
INVESTMENT ADVISER ........................................................   23
ADMINISTRATOR .............................................................   26
DISTRIBUTOR ...............................................................   26
OTHER SERVICE PROVIDERS ...................................................   27
PORTFOLIO SECURITIES AND BROKERAGE ........................................   27
SPECIAL SHAREHOLDER SERVICES ..............................................   28
PURCHASE OF SHARES ........................................................   30
REDEMPTION OF SHARES ......................................................   31
NET ASSET VALUE DETERMINATION .............................................   31
FUND EXPENSES .............................................................   31
ADDITIONAL TAX INFORMATION ................................................   32
GENERAL INFORMATION ABOUT THE TRUST .......................................   34
CALCULATION OF PERFORMANCE DATA ...........................................   38
FINANCIAL STATEMENTS AND REPORTS ..........................................   41
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX A) .........................   42

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Government Street Funds dated August 1, 2005. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.


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               FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Government Street Equity Fund (the "Equity Fund"), The Government Street Mid-Cap Fund (the "Mid-Cap Fund"), The Government Street Bond Fund (the "Bond Fund") and The Alabama Tax Free Bond Fund (the "Alabama Tax Free Fund") are four separate investment portfolios of Williamsburg Investment Trust (the "Trust"). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities held by the Equity Fund or the Mid-Cap Fund are approaching the top of the Adviser's growth and price expectations, covered call options ("calls") may be written (sold) against such securities. When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise price"). To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is exercised.

The Equity Fund and the Mid-Cap Fund will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust

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

company that evidence ownership of underlying securities issued by a foreign corporation. The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Funds' shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment

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than their stated maturity date would indicate;  their rate of prepayment  tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS AND OTHER MORTGAGE-RELATED SECURITIES. The Bond Fund may invest in collateralized mortgage obligations ("CMOs") which are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMOs' collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund. Current offerings include "principal only" (PO) and "interest only"
(IO) Stripped Mortgage Backed Securities ("SMBS"). POs and IOs are created when a mortgage pass-through certificate is separated into two securities - one security

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representing  a claim to principal  distributions  and the other  representing a claim to the corresponding interest payments. As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs' yield. The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans. Therefore, if prepayments on the notional principal on the IO rise, the IO's price will fall. As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk. Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity. In general, changes in interest rate levels will have the greatest effect on prepayments. Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities have been offered to investors backed by loans such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders. If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Bond Fund may invest in other asset-backed securities that may be developed in the future.

ZERO COUPON AND ORIGINAL ISSUE DISCOUNT ("OID") BONDS. The Bond Fund and the Alabama Tax Free Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons. These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond. The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of "Strips" through the Federal Reserve Bank. Strips have been created from, among others, U.S. Treasury, Resolution Trust Corporation and Financing Corporation securities. A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts which issue zero coupon receipts such as U.S. Treasury Receipts ("TRs") or Treasury Investment Growth Receipts ("TIGRs"). Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under subchapter M of the Internal Revenue Code.


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VARIABLE  AND  FLOATING  RATE  SECURITIES.  The Funds may invest in  variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

SHARES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund. Each Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies. With respect to the Equity Fund, such other investment companies may include Standard & Poor's Depository Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). With respect to the Mid-Cap Fund, such other investment companies may include Standard & Poor's MidCap 400 Depository Receipts ("MidCap SPDRs"). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitle to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs and MidCap SPDRs operate similarly to SPDRs, except that DIAMONDs and MidCap SPDRs are intended to track the price performance and dividend yield of the Dow Jones Industrial Average and the Standard & Poor's MidCap 400 Index, respectively. SPDRs, DIAMONDs and MidCap SPDRs are unlike traditional mutual funds in that they are available for purchase or sale during the trading day like a share of stock, rather than at closing net asset value per share. This characteristic of SPDRs, DIAMONDs and MidCap SPDRs is a risk separate and distinct from the risk that its net asset value will decrease.

To the extent the Funds purchase shares of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other

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borrower. Commercial Paper maturity generally ranges from two to 270 days and is
usually  sold  on  a  discounted  basis  rather  than  as  an   interest-bearing
instrument. The Funds will invest in Commercial Paper only if it is rated in the
highest  rating  category  by  any  nationally  recognized   statistical  rating
organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Bond Fund and the Alabama Tax Free Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price. In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Funds could incur a short-term gain or loss.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit (to 33.3% of total assets in the case of the Equity Fund, the Mid-Cap Fund and the Bond Fund, and 15% of total assets in the case of the Alabama Tax Free Fund) to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuation on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

UNSEASONED ISSUERS. Each Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when a Fund desires to do so, the Fund could receive lower prices than might otherwise be obtained. Because of these and other risks, investment in unseasoned issuers is limited to no more than 5% of each Fund's total assets.

PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

                              MUNICIPAL OBLIGATIONS

DESCRIPTION OF MUNICIPAL OBLIGATIONS. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal
Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

FACTORS AFFECTING ALABAMA MUNICIPAL OBLIGATIONS. The following information regarding certain economic, financial and legal matters pertaining to Alabama is drawn primarily from official statements relating to securities offerings of Alabama and other publicly available documents, dated as of various dates prior to the date of this Statement of Additional Information and do not purport to be complete descriptions. Data regarding the financial condition of Alabama State government may not be relevant to Municipal Obligations issued by political subdivisions of Alabama. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations. The Trust has not independently verified this information.

The automotive-related industry in Alabama has become the fastest growing segment of Alabama's manufacturing economy. Among other leading manufacturing industries in Alabama have been pulp and paper and chemicals, the development and growth of which have been made possible by abundant rainfall (the mean annual average of which varies between 52 and 68 inches) and a high pulpwood growth rate (averaging approximately one-half cord per acre per year). In recent years Alabama has ranked as the fifth largest producer of timber in the nation. Alabama has fresh water availability of twenty times present usage. The State's growing chemical industry has been the natural complement of production of wood pulp and paper.

Mining, oil and gas production, food processing, lumber and wood products, textiles and apparel, rubber and plastics, printing and publishing, steel, manufactured housing, machinery and service industries are also important to Alabama's economy. Coal mining and the textile industry have both been in decline during recent years.

In recent years, the importance of service industries to the State's economy has increased significantly. The major service industries in the State are the general health care industries, most notably represented by the University of Alabama medical complex in Birmingham, and the high technology research and development industries concentrated in the Huntsville area. The financial, insurance and real estate sectors have also shown strong growth over the last several years.

The Alabama Development Office (ADO) reported more than $2.1 billion of announced capital investment for new and expanding industries as of December 31, 2003. This 2003 announced capital investment included 15,765 announced jobs by 461 companies. This was a decrease in capital investment reported over the last several years. The State had more than $3.5 billion of announced capital investments in 2002, $1.3 billion in 2001, $2.7 billion in 2000, $3.2 billion in 1999, $2.0 billion in 1998 and $2.7 billion in 1997. These investments include 17,896 announced jobs by by 365 companies in 2002, 13,011 announced jobs by 401 companies in 2001, 18,088 announced jobs by 527 companies in 2000; 20,252 announced jobs by 593 companies in 1999; 18,554 announced jobs by 540 companies in 1998 and 22,693 announced jobs by 605 companies in 1997. Major announced new investments in 2003 included Hwashin, Ltd. ($70 million) and Smart, Inc. ($110 million). Major announced expansion investments in 2003 included Ogihara Alabama, Inc. ($180 million) and Elk Corporation of Alabama ($70 million). Major announced new investments in 2002 included Hyundai Motor Manufacturing Alabama LLC ($1 billion) and Williams International ($268 million). Major announced expansion investments in 2002 included Honda Manufacturing of Alabama LLC ($425 million) and Delphi Packard Automotive Systems ($85 million). Major announced new investments in 2001 included Toyota Motor Manufacturing Corporation ($220 million) and Frontier Yarns Inc. ($30 million). Major announced expansion investments in 2001 included Honda Manufacturing of Alabama LLC ($140 million) and Shell Chemical Co. ($60 million). Major announced new investments in 2000 included Norbord Barton Mills ($129 million) and KTH Parts Industries, Inc. ($46 million). Major announced expansion investments in 2000 included Mercedes-Benz US International, Inc. ($600 million) and General Electric Plastics ($185 million). Large investment announcements made during the 1990s include Champion International ($550 million); Mercedes-Benz US International, Inc. ($520 million); The Boeing Company ($450 million); Honda ($440 million); Boise Cascade Corp. ($400 million); IPSCO Steel ($395 million); Amoco Chemicals ($350 million); EXXON Company, USA ($300 million); Mead Containerboard ($224 million); International Truck and Engine Corp. ($200 million); McNeil Specialty Products, Inc. ($180 million); Courtaulds Fibers Inc. ($170 million); USS Fairfield Works ($150 million); and Worthington Industries ($150 million).

Although income levels continue to lag the national average, Alabama's unemployment level remains below the nation's. Defense spending accounts for nearly 5% of the state gross product, making Alabama one of the largest benefactors of increased defense spending by the federal government. Low property taxes, low business costs, and a growing automobile manufacturing sector remain strengths of the State's economy. Still, the State's economy is not expected to differ significantly from the national economy in the near term.

SIGNIFICANT LITIGATION. The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. Lawsuits that could have a significant impact on the State's financial position are summarized below:

A case regarding employment discrimination litigation against the State of Alabama, EUGENE CRUM, JR., ET AL., V. STATE OF ALABAMA, ET AL., CV-97-T-356-N, is a putative, but not certified, class action pending in the United States District Court for the Middle District of Alabama. In this case, approximately thirty state agencies are charged with racial discrimination in several aspects of their employment practices, including, without limitation, selection procedures utilized for hiring and promotion. This case is at the class certification stage and no estimate can be made at this time concerning any financial liability the State of Alabama may ultimately incur. The class certification hearing was continued from August 2003 and has not been reset.

Another case pending in the United states District Court for the Middle District of Alabama in which State agencies are involved is JOHNNY REYNOLDS, ET AL. V. ALABAMA DEPARTMENT OF TRANSPORTATION, ET AL., CV-85-T-0665-N, a race discrimination class-action case against ALDOT and the State Personnel Department. The parties entered into a Consent Decree in 1994 and a large part of the litigation has already been settled (approximately $40 million was distributed to members of the plaintiff class in September 2003). Presently, ALDOT pays fines for being in contempt of the Consent Decree in the amount of $63,000 per week. Attorneys for the State continue to litigate the contempt issues, as well as the individual lawsuits that were exempted from the settlement.

Finally, the State of Alabama and the majority of its agencies have filed a motion jointly with the United States (represented by the Department of Justice) to modify a court injunction that was imposed on the State in 1970 in UNITED STATES V. TOMMY G. FLOWERS, ET AL., CV-2.68-2709-T. The injunction is commonly referred to as the Frazer/Ballard decree, named after the former directors of the State Personnel Department, and imposed on the State and all of its agencies obligations to hire and promote in a non-discriminatory manner. The specific provision that the parties have moved to modify has created reverse discrimination issues. The plaintiff classes from CRUM and REYNOLDS have intervened in the action to stop the modification of the FRAZER/BALLARD decree. Although this litigation will not create a financial obligation for the State, the result of this litigation will greatly impact the hiring and promotion procedures for the State of Alabama.

INDUSTRIAL REVENUE BONDS. The Alabama Tax Free Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Alabama (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Alabama Tax Free Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

VARIABLE RATE SECURITIES. The Alabama Tax Free Fund may invest in Municipal Obligations that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Alabama Tax Free Fund may invest in Municipal Obligations (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

ZERO COUPON BONDS. Municipal Obligations in which the Alabama Tax Free Fund may invest include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

MUNICIPAL LEASE OBLIGATIONS. The Alabama Tax Free Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Bond Fund and the Alabama Tax Free Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

                             INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of a Fund means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these fundamental limitations, each of the Equity Fund, the Mid-Cap Fund and the Bond Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(3) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(4) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(5) Invest for the purpose of exercising control or management of another issuer;

(6) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(7) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(8) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(9) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10) Participate on a joint or joint and several basis in any trading account in securities;

(11) Make loans of money or securities, except that the Funds may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund's net assets);

(12) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(13) Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that The Government Street Equity Fund may write (sell) covered call options against its portfolio securities, and purchase corresponding call options in a closing purchase transaction;

(14) Invest in restricted securities; or

(15) Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts without limit.

Under these fundamental limitations, the Alabama Tax Free Fund MAY NOT:

(1) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings;

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(4) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(5) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(8) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(9) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10) Write,  acquire  or  sell  commodities,   commodities  contracts,   futures
     contracts or related options;

(11) Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

(12) Invest more than 15% of its net assets in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 9, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve for an indefinite term, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.


                                                                                                                      Number of
                                                                                                                      Portfolios
                                                                                                                       in Fund
                                                                          Principal Occupation(s) During               Complex
                                     Length of       Position(s)  Held    Past 5 Years and                           Overseen by
Name, Address and Age                Time Served      with the Trust      Directorships of Public Companies            Trustee
---------------------                -----------      --------------      ----------------------------------           -------
INTERESTED TRUSTEES:

*Austin Brockenbrough III (age 69)      Since            Trustee;         President and Managing Director of Lowe,        11
1802 Bayberry Court, Suite 400     September 1988    Vice President of    Brockenbrough & Company, Inc.,
Richmond, Virginia 23226                              The Jamestown       Richmond, Virginia; Director of Tredegar
                                                           Funds          Corporation (plastics manufacturer) and
                                                                          Wilkinson O'Grady & Co. Inc. (global asset
                                                                          manager)

*John T. Bruce (age 52)                 Since            Trustee;         Principal of Flippin, Bruce & Porter, Inc.,     11
800 Main Street                    September 1988      President of       Lynchburg, Virginia
Lynchburg, Virginia 24504                           the Flippin, Bruce
                                                      & Porter Funds

*Charles M. Caravati, Jr. (age 68)      Since            Chairman         Retired physician; retired President of         11
931 Broad Street Road                 June 1991         and Trustee       Dermatology Associates of Virginia, P.C.
Manakin-Sabot, Virginia 23103

INDEPENDENT TRUSTEES:

J. Finley Lee, Jr. (age 66)             Since            Trustee          Financial consultant and the Julian Price       11
448 Pond Apple Drive North         September 1988                         Professor Emeritus, University of North
Naples, Florida 34119                                                     Carolina

Richard L. Morrill (age 66)             Since            Trustee          Chancellor of the University of Richmond;       11
G19 Boatwright Library               March 1993                           Director of Tredegar Corporation (plastics
Richmond, Virginia 23173                                                  manufacturer) and  Albemarle Corporation
                                                                          (polymers and chemicals manufacturer)

Harris V. Morrissette (age 46)          Since            Trustee          Chief Executive Officer of Marshall Biscuit     11
100 Jacintoport Boulevard            March 1993                           Co. Inc.; Chairman of Azalea Aviation, Inc.
Saraland, Alabama 36571                                                   (airplane fueling); Director of BancTrust
                                                                          Financial Group, Inc. (bank holding
                                                                          company) and EnergySouth, Inc.

Erwin H. Will, Jr. (age 72)             Since            Trustee          Retired Chief Investment Officer of Equities    11
47 Willway Avenue                     July 1997                           of Virginia Retirement System (VRS).
Richmond, Virginia 23226                                                  Subsequent to his retirement, he temporarily
                                                                          served as Acting Managing Director of
                                                                          Equities for VRS.

Samuel B. Witt III (age 70)             Since            Trustee          Retired Senior Vice President and General       11
302 Clovelly Road                   November 1988                         Counsel of Stateside Associates, Inc. (state
Richmond, Virginia 23221                                                  government relations);  Director of The
                                                                          Swiss Helvetia Fund, Inc. (closed-end
                                                                          investment company)



                                                                 19

EXECUTIVE OFFICERS:

John P. Ackerly IV (age 41)                Since           Vice President of         Senior  Vice  President of Davenport & Company
One James Center, 901 E. Cary Street   November 1997   The Davenport Equity Fund     LLC, Richmond, Virginia
Richmond, Virginia 23219

Laura E. Amory (age 38)                    Since      Chief Compliance Officer of    Director of Compliance of Davenport &  Company
One James Center, 901 E. Cary Street  September 2004   The Davenport Equity Fund     LLC, Richmond, Virginia
Richmond, Virginia 23219

Joseph L. Antrim III (age 60)              Since              President of           Executive   Vice  President  of  Davenport   &
One James Center, 901 E. Cary Street   November 1997   The Davenport Equity Fund     Company LLC, Richmond, Virginia
Richmond, Virginia 23219

Charles M. Caravati III (age 39)           Since              President of           Managing   Director of  Lowe,  Brockenbrough &
1802 Bayberry Court, Suite 400         January 1996    The Jamestown Balanced Fund,  Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                              The Jamestown Equity Fund and
                                                       The Jamestown International
                                                              Equity Fund

Robert G. Dorsey (age 48)                  Since             Vice President          Managing Director of Ultimus  Fund  Solutions,
225 Pictoria Drive, Suite 450          November 2000                                 LLC (a registered transfer agent) and  Ultimus
Cincinnati, Ohio 45246                                                               Fund  Distributors,  LLC (a registered broker-
                                                                                     dealer)

John M. Flippin (age 63)                   Since            Vice President of        Principal  of  Flippin,  Bruce & Porter, Inc.,
800 Main Street                       September 1988  the Flippin, Bruce & Porter    Lynchburg, Virginia
Lynchburg, Virginia 24504                                         Funds

Joseph A. Jennings III  (age 43)           Since     President of The Jamestown Tax  Portfolio  Manager of  Lowe,  Brockenbrough  &
1802 Bayberry Court, Suite 400           June 2005        Exempt Virginia Fund       Company, Inc., Richmond Virginia
Richmond, Virginia 23226

Timothy S. Healey (age 52)                 Since           Vice President of The     Principal of  T. Leavell  &  Associates, Inc.,
800 Shades Creek Parkway, Suite 585    January 1995     Government Street Mid-Cap    Mobile, Alabama
Birmingham, Alabama 35209                             Fund and The Alabama Tax Free
                                                                 Bond Fund

Mary Shannon Hope (age 41)                Since           Vice President of The      Vice  President  and  Portfolio  Manager of T.
150 Government Street                  February 2004  Government Street Bond Fund    Leavell & Associates, Inc.,  Mobile, Alabama
Mobile, Alabama 36602

J. Lee Keiger III (age 50)                Since            Vice President of         Senior Vice  President of  Davenport & Company
One James Center, 901 E. Cary Street   November 1997   The Davenport Equity Fund     LLC, Richmond, Virginia
Richmond, Virginia 23219

Thomas W. Leavell (age 62)                Since               President of           President  of  T. Leavell  & Associates, Inc.,
150 Government Street                  January 2006   The Government Street Funds    Mobile, Alabama
Mobile, Alabama 36602

R. Gregory Porter III (age 64)            Since             Vice President of        Principal  of  Flippin,  Bruce & Porter, Inc.,
800 Main Street                       September 1988  the Flippin, Bruce & Porter    Lynchburg, Virginia
Lynchburg, Virginia 24504                                         Funds

Katherine M. McGinley (age 30)            Since       Chief Compliance Officer of    Chief  Compliance  Officer  of  T.  Leavell  &
150 Government Street                 September 2004  The Government Street Funds    Associates, Inc.,  Mobile,  Alabama;  attorney
Mobile, Alabama 36602                                                                with  Alford, Clausen & McDonald, LLC from May
                                                                                     2003 until  July  2004; attorney  with  Burr &
                                                                                     Forman LLP from June 2000 until April 2003

Page T. Reece (age 48)                    Since       Chief Compliance Officer of    Chief  Compliance   Officer  and  Director  of
1802 Bayberry Court, Suite 400        September 2004       The Jamestown Funds       Operations  of Lowe,  Brockenbrough & Company,
Richmond, Virginia 23226                                                             Inc., Richmond, Virginia

                                                                 20




Teresa L. Sanderson (age 42)              Since        Chief Compliance Officer      Chief Compliance Officer and  a  Principal  of
800 Main Street                       September 2004   of the Flippin, Bruce &       Flippin,  Bruce  &  Porter,  Inc.,  Lynchburg,
Lynchburg, Virginia 24504                                    Porter Funds            Virginia

Mark J. Seger (age 43)                    Since               Treasurer              Managing  Director of Ultimus  Fund Solutions,
225 Pictoria Drive, Suite 450          November 2000                                 LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Pamela C. Simms (age 43)                  Since            Vice President of         Account Administrator of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400         February 2003   The Jamestown Tax Exempt      Company, Inc., Richmond, Virginia
Richmond Virginia 23226                                      Virginia Fund

John F. Splain  (age 48)                  Since                Secretary             Managing Director of  Ultimus  Fund Solutions,
225 Pictoria Drive, Suite 450          November 2000                                 LLC and Ultimus Fund Distributors, LLC
Cincinnati, Ohio 45246

Connie R. Taylor (age 54)                 Since          Vice President of The       Account Administrator of Lowe, Brockenbrough &
1802 Bayberry Court, Suite 400          March 1993     Jamestown Balanced Fund       Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                          and
                                                      The Jamestown Equity Fund

Lawrence B. Whitlock, Jr. (age 57)        Since         Vice President of The        Managing  Director  of  Lowe,  Brockenbrough &
1802 Bayberry Court, Suite 400         February 2002   Jamestown Balanced Fund       Company, Inc., Richmond, Virginia
Richmond, Virginia 23226                                          and
                                                      The Jamestown Equity Fund

* Austin Brockenbrough III and John T. Bruce, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, and is an affiliated person of the Trust by virtue of such relationship. 21

BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee met four times during the fiscal year ended March 31, 2005.

     o Governance, Nomination and Compensation Committee, which is responsible for selecting and nominating any future Trustees of the Trust who are not "interested persons" of the Trust, determining the level of compensation for non-interested trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation Committee met one time during the fiscal year ended March 31, 2005. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2005.

     o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2005.

TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2004.

                                                               Aggregate Dollar
                                                       Range of Shares of All Registered
                                  Dollar Range of      Investment Companies Overseen by
                            Shares of the Funds Owned   Trustee in Family of Investment
Name of Trustee                     by Trustee                    Companies
------------------------------------------------------------------------------------------

Austin Brockenbrough III               None                      Over $100,000
John T. Bruce                          None                      Over $100,000
Charles M. Caravati, Jr.               None                      Over $100,000

INDEPENDENT TRUSTEES:
J. Finley Lee, Jr.              $10,001--$50,000                 Over $100,000
Richard L. Morrill                     None                      Over-$100,000
Harris V. Morrissette             Over $100,000                  Over $100,000
Erwin H. Will, Jr.              $10,001--$50,000                 Over $100,000
Samuel B. Witt III                     None                       $1--$10,000

As of May 15, 2005, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of each Fund.

TRUSTEE COMPENSATION. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2005 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

                                 Aggregate          Pension or       Estimated Annual          Total Compensation
                                Compensation        Retirement         Benefits Upon           From the Funds and
Trustee                        From the Funds    Benefits Accrued       Retirement                Fund Complex
------------------------------------------------------------------------------------------------------------------

Charles M. Caravati, Jr.         $ 5,091               None                None                    $ 14,000
J. Finley Lee, Jr.                 6,545               None                None                      18,000
Richard L. Morrill                 6,545               None                None                      18,000
Harris V. Morrissette              6,545               None                None                      18,000
Erwin H. Will, Jr.                 6,545               None                None                      18,000
Samuel B. Witt III                 7,273               None                None                      20,000

                               INVESTMENT ADVISER

T. Leavell & Associates, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 2006 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.60%; and on assets over $100 million, 0.50%. For the fiscal years ended March 31, 2005, 2004 and 2003, the Equity Fund paid the Adviser advisory fees of $733,816, $670,074 and $550,064, respectively.

Compensation of the Adviser with respect to the Mid-Cap Fund is at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal years ended March 31, 2005 and 2004, the Mid-Cap Fund paid advisory fees of $149,171 (which was net of voluntary fee waivers of $32,051) and $21,266 (which was net of voluntary fee waivers of $21,477), respectively.

Compensation of the Adviser with respect to the Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.50%; and on assets over $100 million, 0.40%. For the fiscal years ended March 31, 2005, 2004 and 2003, the Bond Fund paid the Adviser advisory fees of $306,662, $306,966 and $284,643, respectively.

Compensation of the Adviser with respect to the Alabama Tax Free Fund, based upon the Fund's average daily net assets, is at the following annual rates: on the first $100 million, 0.35%; and on assets over $100 million, 0.25%. For the fiscal years ended March 31, 2005, 2004 and 2003, the Alabama Tax Free Fund paid the Adviser advisory fees of $108,095 (which was net of voluntary fee waivers of $16,343), $117,567 (which was net of voluntary fee waivers of $9,117) and $103,594 (which was net of voluntary fee waivers of $13,765), respectively.

The Adviser was organized as an Alabama corporation in 1979. By reason of his position as an officer and stockholder, Thomas W. Leavell controls the Adviser and may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services, however the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.


PORTFOLIO MANAGER

Other Accounts Managed
----------------------

The Portfolio Managers are also responsible for the day-to-day management of other accounts, as indicated in the following table. None of these accounts has an advisory fee based on the performance of the account.

Each Portfolio Manager's name is followed by a number(s) representing the Fund(s) for which the Portfolio Manager is responsible for providing investment advisory services.

Other Accounts Managed (as of March 31, 2005)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Number of        Total Assets in
                                                             Number of      Total Assets     Accounts with       Accounts with
 Name of Portfolio                                            Accounts      in Accounts       Advisory Fee    Advisory Fee Based
      Manager                   Type of Accounts              Managed         Managed           Based on        on Performance
                                                                                              Performance
----------------------------------------------------------------------------------------------------------------------------------
Thomas W.             Registered investment companies:           0               $0                0                  $0
Leavell (1,2,3)       Other pooled investment vehicles:          0               $0                0                  $0
                      Other accounts:                           459         $564,664,052           0                  $0

----------------------------------------------------------------------------------------------------------------------------------
Timothy S.            Registered investment companies:           0               $0                0                  $0
Healey (2,4)          Other pooled investment vehicles:          0               $0                0                  $0
                      Other accounts:                           179         $202,258,000           0                  $0

----------------------------------------------------------------------------------------------------------------------------------


                                                                 24

----------------------------------------------------------------------------------------------------------------------------------
Mary Shannon          Registered investment companies:           0               $0                0                  $0
Hope (3)              Other pooled investment vehicles:          0               $0                0                  $0
                      Other accounts:                            0               $0                0                  $0

----------------------------------------------------------------------------------------------------------------------------------
Richard E.            Registered investment companies:           0               0                 0                  $0
Anthony, Jr. (2)      Other pooled investment vehicles:          0               0                 0                  $0
                      Other accounts:                            32         $30,575,147            0                  $0

----------------------------------------------------------------------------------------------------------------------------------

1.   The Government Street Equity Fund
2.   The Government Street Mid-Cap Fund
3.   The Government Street Bond Fund
4.   The Alabama Tax Free Bond Fund

Potential Conflicts of Interest
-------------------------------

The investment strategy of the Funds and other accounts managed by the Portfolio Managers are similar. The Adviser, as well as the Funds, has policies and procedures designed to address conflicts in allocation of investment opportunities between a Fund and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser's clients come first.

Compensation
------------

The Portfolio Managers are compensated by the Adviser with a fixed salary, as well as a 401(k) matching contribution. The Adviser may pay a discretionary bonus and/or profit sharing contribution as well. Both forms of compensation (fixed and discretionary) are based upon management's evaluation of job performance within the context of an overall job description. Portfolio management of the Funds is just one of many components contained within a job description for a Portfolio Manager. No form of compensation, fixed or discretionary, is directly based upon the Funds' pre- or after-tax performance or the value of the Funds' assets.

Disclosure of Securities Ownership
----------------------------------

The following table indicates, as of March 31, 2005, the dollar value of shares beneficially owned by each Portfolio Managers in the Fund or Funds for which the Portfolio Manager serves.

------------------------------------------------------------------------------------------------------------
             Name of                 Fund Shares Beneficially Owned           Dollar Value of Fund Shares
       Portfolio Managers                                                          Beneficially Owned
------------------------------------------------------------------------------------------------------------
Thomas W. Leavell                 The Government Street Equity Fund               $500,001--$1,000,000
                                  The Government Street Mid-Cap Fund               $100,001--$500,000
                                  The Government Street Bond Fund                  $100,001--$500,000

------------------------------------------------------------------------------------------------------------
Timothy S. Healey                 The Government Street Mid-Cap Fund               $50,001--$100,000
                                  The Alabama Tax Free Bond Fund                      $1--$10,000

------------------------------------------------------------------------------------------------------------
Mary Shannon Hope                 The Government Street Bond Fund                  $50,001--$100,000

------------------------------------------------------------------------------------------------------------
Richard E. Anthony, Jr.           The Government Street Mid-Cap Fund                  $1--$10,000

------------------------------------------------------------------------------------------------------------

                                  ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each of the Equity Fund, the Mid-Cap Fund and the Alabama Tax Free Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million; and the Bond Fund pays the Administrator a fee at the annual rate of 0.075% of the average value of its daily net assets up to $200 million and 0.05% of such assets in excess of $200 million. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.

For the fiscal years ended March 31, 2005, 2004 and 2003, the Equity Fund paid fees to the Administrator of $148,780, $133,235 and $110,291, respectively; the Bond Fund paid fees to the Administrator of $46,004, $46,164 and $42,681, respectively; and the Alabama Tax Free Fund paid fees to the Administrator of $50,811, $51,521 and $48,154, respectively. For the fiscal years ended March 31, 2005 and 2004, the Mid-Cap Fund paid fees to the Administrator of $48,700 and $17,867, respectively.

                                   DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The
Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds' assets is US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                       PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions.

The Bond Fund's and the Alabama Tax Free Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Equity Fund's and the Mid-Cap Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2005, 2004 and 2003, the total amount of brokerage commissions paid by the Equity Fund was $19,174, $31,001 and $36,492, respectively. During the fiscal years ended March 31, 2005 and 2004, the total amount of brokerage commissions paid by the Mid-Cap Fund was $11,131 and $27,774, respectively. During the fiscal years ended March 31, 2005, 2004 and 2003, the total amount of commissions paid by the Bond Fund was $0, $1,144 and $0, respectively. No brokerage commissions were paid by the Alabama Tax Free Fund during each of the last three fiscal years.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or
(iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds' brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.

As of March 31, 2005, the Equity Fund held common stock issued by the parent companies of Citigroup Global Markets Inc. (the market value of which was $2,067,240) and Charles Schwab & Co., Inc. (the market value of which was $420,400); and the Bond Fund held debt securities issued by the parent company of Merrill Lynch, Pierce, Fenner & Smith, Incorporated (the market value of which was $1,597,719) and Credit Suisse First Boston LLC (the market value of which was $499,517). Citigroup Global Markets Inc., Charles Schwab & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Credit Suisse First Boston LLC are four of the Trust's "regular broker-dealers" as defined in the 1940 Act.

CODES OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Funds. Payment may also be made by check payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1125, or by writing to:

                           The Government Street Funds
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC"),
(ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                                  FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from option, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or, for the Fund's taxable years beginning July 1, 2005 and later, from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or, for the Fund's taxable years beginning July 1, 2005 and later, the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of March 31, 2005, the Equity Fund had a capital loss carryforward for federal income tax purposes of $877,582, which expires March 31, 2011. As of March 31, 2005, the Mid-Cap Fund had a capital loss carryforward for federal income tax purposes of $15,179, which expires March 31, 2013. As of March 31, 2005, the Alabama Tax Free Fund had a capital loss carryforward for federal income tax purposes of $27,284, which expires March 31, 2009. As of March 31, 2005, the Bond Fund had capital loss carryforwards for federal income tax purposes of $1,285,043, of which $126,569 expire March 31, 2006, $106,011 expire March 31, 2007, $220,187 expire March 31, 2008, $195,097 expire March 31,
2009,  $86,819 expire March 31, 2010,  $70,419  expire March 31, 2011,  $218,396 expire March 31, 2012 and $261,545 expire March 31, 2013. In addition, the Bond Fund had net realized capital losses of $173,386 during the period November 1, 2004 through March 31, 2005, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2006. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Funds receive qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Purchase of Shares" above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by the Equity Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income.

With respect to the Alabama Tax Free Fund, since federal and Alabama income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

SALE OR REDEMPTION OF FUND SHARES. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss upon the sale of Fund shares held for six months or less will be disallowed for both federal and Alabama income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Alabama, some portion of such dividends actually may have been subject to Alabama income tax.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

                       GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Funds: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; shares of the FBP Value Fund and the FBP Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; and shares of The Davenport Equity Fund, which is managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

PROXY VOTING POLICIES AND PROCEDURES. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC's website at HTTP://WWW.SEC.GOV.

PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

     o Public disclosure regarding the securities held by the Funds ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

     o Each of the Fund's ten largest holdings as of the end of the most recent calendar quarter is included as part of a Quarterly Update which is posted at WWW.TLEAVELL.COM. The Quarterly Update is typically posted to the website within 30 days of the end of each calendar quarter. The website is open to the general public.

     o Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to five different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the Chief Compliance Officer ("CCO") of the Funds. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds. Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

------------------------------------------------------------------------------------------------------------------------------------
NAME OF RATING OR  RANKING                                       TIMING OF RELEASE AND                  RECEIPT OF  COMPENSATION OR
GROUP                         INFORMATION PROVIDED               CONDITIONS OR RESTRICTIONS ON          OTHER CONSIDERATION BY THE
                                                                 USE                                    FUND OR AFFILIATED PARTY
------------------------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.             CUSIP, description, shares/par,    Provided monthly, with a 30-day                   None
                              market value                       lag. No formal conditions or
                                                                 restrictions.

------------------------------------------------------------------------------------------------------------------------------------
Lipper, Inc.                  CUSIP, description, shares/par,    Provided monthly, with a 30-day                   None
                                                                 lag. No formal conditions or
                                                                 restrictions. Lipper indicates that
                                                                 it will not trade based on the
                                                                 Funds' portfolio information, and it
                                                                 prohibits its employees from any
                                                                 such trading.

------------------------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.                CUSIP, shares/par, market value    Provided quarterly, with a 15-day                 None
                                                                 lag. No formal conditions or
                                                                 restrictions. Bloomberg indicates
                                                                 that  it requires all employees to
                                                                 sign confidentiality agreements
                                                                 acknowledging all information
                                                                 received during their employment
                                                                 must be used for legitimate
                                                                 business purposes only.

------------------------------------------------------------------------------------------------------------------------------------


                                                              36

------------------------------------------------------------------------------------------------------------------------------------
Standard & Poors, Inc.        CUSIP, description, shares/par,    Provided monthly, with a 30-day                   None
                              market value, coupon,  maturity    lag.  No formal conditions or
                              date, % of total net assets        restrictions. S&P indicates that its
                                                                 employees are required to follow a
                                                                 code of business conduct that
                                                                 prohibits them from using portfolio
                                                                 information for anything other than
                                                                 performing their job
                                                                 responsibilities, and S&P
                                                                 employees must certify annually
                                                                 that they have followed this code
                                                                 of business conduct.

------------------------------------------------------------------------------------------------------------------------------------
Thomson Financial             CUSIP, shares/par, market value,   Provided quarterly, with a  15-day                None
                              cost basis                         lag.  No formal conditions or
                                                                 restrictions. Thomson  Financial
                                                                 indicates that it requires all
                                                                 employees to sign confidentiality
                                                                 agreements acknowledging that all
                                                                 information received during their
                                                                 employment must be used for
                                                                 legitimate business purposes only.

------------------------------------------------------------------------------------------------------------------------------------

          The CCO has concluded that providing portfolio information to these rating or ranking organizations does not pose a significant risk to the Funds or their shareholders.

     o These policies relating to disclosure of the Funds' Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds' administrator, distributor, custodian, legal counsel, auditors, proxy service, financial printer and proxy voting service, or to brokers and dealers in connection with the Funds' purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

     o The CCO may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

     o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

     o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually, the CCO shall provide the Board of Trustees with a written report as to compliance with these policies.

PRINCIPAL HOLDERS OF FUND SHARES. As of May 15, 2005, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 68.0% of the outstanding shares of the Equity Fund, 77.1% of the outstanding shares of the Mid-Cap Fund, 65.4% of the outstanding shares of the Bond Fund and 46.5% of the outstanding shares of the Alabama Tax Free Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control the Funds.

As of May 15, 2005, Saltco, P.O. Box 469, Brewton, Alabama 36427, owned of record 9.2% of the outstanding shares of the Equity Fund, 6.3% of the outstanding shares of the Mid-Cap Fund, 9.3% of the outstanding shares of the Bond Fund and 14.7% of the outstanding shares of the Alabama Tax Free Fund.

                         CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total return of the Funds for a period is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of a Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund's average annual total returns for periods ended March 31, 2005:

                        THE GOVERNMENT STREET EQUITY FUND
                                        One Year      Five Years     Ten Years
                                        --------      ----------     ---------
Return Before Taxes                       3.27%         -3.10%         9.21%
Return After Taxes on Distributions       3.08%         -3.27%         8.62%
Return After Taxes on Distributions
  and Sale of Fund Shares                 2.31%         -2.69%         7.86%

                         THE GOVERNMENT STREET BOND FUND
                                        One Year      Five Years     Ten Years
                                        --------      ----------     ---------
Return Before Taxes                       0.04%          5.88%         5.89%
Return After Taxes on Distributions      -1.56%          3.84%         3.57%
Return After Taxes on Distributions
  and Sale of Fund Shares                 0.02%          3.79%         3.58%

                         THE ALABAMA TAX FREE BOND FUND
                                        One Year      Five Years     Ten Years
                                        --------      ----------     ---------
Return Before Taxes                      -0.06%          4.61%         4.62%
Return After Taxes on Distributions      -0.06%          4.61%         4.62%
Return After Taxes on Distributions
  and Sale of Fund Shares                 1.08%          4.51%         4.56%

                       THE GOVERNMENT STREET MID-CAP FUND
                                                              Since Inception
                                             One Year       (November 17, 2003)
                                             --------        -----------------
Return Before Taxes                           9.47%                12.11%
Return After Taxes on Distributions           9.46%                11.35%
Return After Taxes on Distributions
  and Sale of Fund Shares                     6.17%                 9.92%

In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Equity Fund, the Mid-Cap Fund, the Bond Fund and the Alabama Tax Free Fund for the 30 days ended March 31, 2005 were 0.91%, 0.07%, 3.53% and 2.84%, respectively.

The tax-equivalent yield of the Alabama Tax Free Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Alabama Tax Free Fund's tax-equivalent yield for the 30 days ended March 31, 2005, based on the highest marginal combined federal and Alabama income tax rate, was 4.60%.

The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

     o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

     o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Services, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Funds as of March 31, 2005, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

                                   APPENDIX A

                         WILLIAMSBURG INVESTMENT TRUST

                   POLICIES AND PROCEDURES FOR VOTING PROXIES



     1. PURPOSE. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

     2. DEFINITIONS

     (a) PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

     (b) PROXY MANAGER. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

     3. POLICY FOR VOTING PROXIES.

     (a) FIDUCIARY CONSIDERATIONS. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

     (b) MANAGEMENT RECOMMENDATIONS. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

     4. CONFLICTS OF INTEREST. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with

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

respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or
(ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

     5. ROUTINE PROPOSALS. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

     6. NON-ROUTINE PROPOSALS.

     (a) GUIDELINES ON ANTI-TAKEOVER ISSUES. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

     (b) GUIDELINES ON SOCIAL AND POLITICAL ISSUES. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

     7. PROXY MANAGER APPROVAL. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

     8. PROXY VOTING PROCEDURES. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.


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

     9. REPORT TO THE BOARD. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

     10. INVESTMENT ADVISERS' VOTING PROCEDURES. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.

As adopted November 1, 2004










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


                          T. LEAVELL & ASSOCIATES, INC.
                                  PROXY VOTING
                              POLICY AND PROCEDURES

INTRODUCTION
------------

     Proxy voting policies and procedures are required by Rule 206(4)-6 of The Investment Advisors Act of 1940. The policy and procedures which follow are effective August 5, 2003 and supersede all previous versions.

General Policy
--------------

     This policy is designed to guide T. Leavell & Associates, Inc., (TLA) in its fiduciary responsibility to vote proxies, where directed by the client, in a manner which best serves the ownership interest of the shareholder. In doing so, TLA believes that its focus should be primarily concerned with maximizing the value of client portfolios relative to appropriate risk controls and to the agreed upon objectives for the accounts. TLA normally votes in support of company management, but it votes against proposals which it believes to impact negatively the value of its clients' ownership of the company's stock. Further, it is TLA's policy to vote against proposals which appear overly complex or which are presented in such a manner that the shareholder's best interest is not readily attainable.

Voting Responsibility
---------------------

     Portfolio managers have the responsibility of determining how proxies will be voted. The Senior Portfolio Manager will make specific assignments of certain companies to a portfolio manager to review and vote that company's proxies. In an instance where the vote of an item does not clearly conform to the perceived best interest of the shareholder, the specified portfolio manager is responsible for consulting with other portfolio managers to arrive at a consensus as to how the proxy will be voted. Ultimate responsibility for the vote resides with the appointed manager.

Proxy Voting Policy Regarding:

Routine Proposals:
-----------------

     Routine proposals are generally those which do not change the structure, bylaws, or operations of the company. These proposals are generally voted "for" with management. Examples of such items include:

     o    Approval of Auditors
     o    Changes of Date and Place of Annual Meeting
     o    Election of Directors
     o    Changes in Company Name
     o    Indemnification Provision for Directors
     o    Stock Splits
     o    Share Repurchases

Non-Routine Proposals
---------------------

     Issues in this category are potentially more likely to affect the value of a shareholder's investment. Each item in this category is reviewed on a case-by-case basis. Again, the fiduciary responsibility to vote the proxy "for" or "against" is governed by the attempt to best serve the ownership interest of the client.

     o    Mergers and Acquisitions
     o    Issuance of Securities to Meet Ongoing Corporate Capital Needs
     o    Restructuring
     o    Re-incorporation
     o    Increase in number of Directors
     o    Stock Option Plans
     o    Management Compensation
     o    "Golden Parachutes"
     o    Board Structure (Inside vs. Outside Directors)
     o    Cumulative Voting
     o    "Poison Pills"
     o    Director Stock Ownership Requirements
     o    Incentive Plans
     o    Tender Offers
     o    Debt Restructuring
     o    Director Tenure
     o    Stock Option Repricing
     o    Stock Option Expensing
     o    Retirement Plans
     o    Social Issues

Conflicts of Interest
---------------------

     TLA occasionally may be subject to conflicts of interest in the voting of proxies due to business or personal relationships which it maintains with persons and/or companies having an interest in the outcome of certain votes.

     If, at anytime, any employee of TLA becomes aware of any potential or actual conflict of interest relating to a particular proxy proposal, he/she shall promptly report such conflict to the Senior Portfolio Manager or to the Compliance Officer. Conflicts of interest will be handled in various ways depending on the type and materiality. For example:

     1. Potential conflicts which fall into the "Routine Proposal" category will usually be voted "for" management's position.

     2. In the "Non-Routine Proposal" category the potential conflict will be evaluated on a case-by-case basis. If it is the consensus of at least two reviewers that there is not a conflict, then in such event the proxy will be voted in accordance with normal voting procedures. If, however, it is determined that a conflict exists, then in such event the matter will be submitted to the client, and the proxy will be voted pursuant to the direction of the client.

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

Proxy Voting Records
--------------------

     According to guidelines provided in Rule 206(4)-6 of the Investment Advisors Act of 1940:

     1. Copies of proxy voting records will be maintained in the office of TLA for two years subsequent to the activity. Proxy voting records will be retained an additional three years in an archived but easily accessible repository.

     2. Proxy records may be obtained by any client of by TLA requesting them in writing from the Compliance Officer at P.O. Box 1307, Mobile, Alabama 36633. Requests also may be processed thru the e-mail address: tleavell@tleavell.com.





















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